Exhibit 4.7

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

THIS THIRD AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT is made as of February 3, 2012, by and among RECEPTOS, INC., a Delaware corporation (the “Company”), each Investor (as defined below) and each Key Holder (as defined below).

RECITALS

WHEREAS, the Company previously entered into that certain Second Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of November 9, 2009 (the “Prior Agreement”), with certain of the Investors and certain of the Key Holders in connection with the issuance and sale of the Company’s Series A Preferred Stock (“Series A Preferred Stock”);

WHEREAS, the parties desire to amend and restate the Prior Agreement in connection with the issuance and sale of the Company’s Series B Preferred Stock (“Series B Preferred Stock”) pursuant to the Series B Preferred Stock Purchase Agreement of even date herewith by and among the Company and certain of the Investors hereto (the “Purchase Agreement”); and

WHEREAS, the obligations in the Purchase Agreement are conditioned on the execution and delivery of this Agreement.

NOW, THEREFORE, the parties agree as follows:

1.                                      Definitions.

“Affiliate” means, with respect to any specified Investor, any other person or entity that directly or indirectly, controls, is controlled by or is under common control with such Investor, including without limitation any general partner, managing member, officer or director of such Investor, or any venture capital fund now or hereafter existing which is controlled by one or more general partners or managing members of, or shares the same management company with, such Investor.

“Capital Stock” means: (a) shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock (whether now outstanding or hereafter issued in any context); (b) shares of Common Stock issued or issuable upon conversion of Series A Preferred Stock or Series B Preferred Stock; and (c) shares of Common Stock issued or issuable upon exercise or conversion, as applicable, of stock options, warrants or other convertible securities of the Company, in each case now owned or subsequently acquired by any Key Holder, any Investor, or their respective successors or permitted transferees or assigns.  For purposes of the number of shares of Capital Stock held by an Investor or Key Holder (or any other calculation based thereon), all shares of Series A Preferred Stock and Series B Preferred Stock shall be deemed to have been converted into Common Stock at the then-applicable conversion ratio.

“Common Stock” means shares of Common Stock of the Company, $0.001 par value per share.

“Company Notice” means written notice from the Company notifying the selling Key Holder that the Company intends to exercise its Right of First Refusal as to some or all of the Transfer Stock with respect to any Proposed Key Holder Transfer.

“Investor Notice” means written notice from an Investor notifying the Company and the selling Key Holder that such Investor intends to exercise its Secondary Refusal Right as to a portion of the Transfer Stock with respect to any Proposed Key Holder Transfer.

“Investors” means the persons named on Schedule A hereto, each person to whom the rights of an Investor are assigned pursuant to Section 6.8, each person who hereafter becomes a signatory to this Agreement pursuant to Section 6.10 and any one of them, as the context may require.

“Key Holders” means the persons named on Schedule B hereto, each person to whom the rights of a Key Holder are assigned pursuant to Section 3.1, each person who hereafter becomes a signatory to this Agreement pursuant to Section 6.8, and any one of them, as the context may require.

“Proposed Key Holder Transfer” means any assignment, sale, offer to sell, pledge, mortgage, hypothecation, encumbrance, disposition of or any other like transfer or encumbering of any Transfer Stock (or any interest therein) proposed by any of the Key Holders.

“Proposed Transfer Notice” means written notice from a Key Holder setting forth the terms and conditions of a Proposed Key Holder Transfer.

“Prospective Transferee” means any person to whom a Key Holder proposes to make a Proposed Key Holder Transfer.

“Right of Co-Sale” means the right, but not an obligation, of an Investor to participate in a Proposed Key Holder Transfer on the terms and conditions specified in the Proposed Transfer Notice.

“Right of First Refusal” means the right, but not an obligation, of the Company, or its permitted transferees or assigns, to purchase some or all of the Transfer Stock with respect to a Proposed Key Holder Transfer, on the terms and conditions specified in the Proposed Transfer Notice.

“Secondary Notice” means written notice from the Company notifying the Investors and the selling Key Holder that the Company does not intend to exercise its Right of First Refusal as to all shares of Transfer Stock with respect to any Proposed Key Holder Transfer.

“Secondary Refusal Right” means the right, but not an obligation, of each Investor to purchase up to its pro rata portion (based upon the total number of shares of Capital Stock then held by all Investors) of any Transfer Stock not purchased pursuant to the Right of First Refusal, on the terms and conditions specified in the Proposed Transfer Notice.

“Transfer Stock” means shares of Capital Stock owned by a Key Holder, or issued to a Key Holder after the date hereof (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), but does not include (i) any shares of Series A Preferred Stock or Series B Preferred Stock, (ii) any shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock or Series B Preferred Stock, and (iii) any shares of Common Stock issued or issuable upon the exercise of any warrant issued in tandem with any shares of Series A Preferred Stock.

“Undersubscription Notice” means written notice from an Investor notifying the Company and the selling Key Holder that such Investor intends to exercise its option to purchase all or any portion of the Transfer Stock not purchased pursuant to the Right of First Refusal or the Secondary Refusal Right.

2.                                      Agreement Among the Company, the Investors and the Key Holders.

2.1                               Right of First Refusal.

(a)                                 Grant.  Subject to the terms of Section 3 below, each Key Holder hereby unconditionally and irrevocably grants to the Company a Right of First Refusal to purchase all or any portion of Transfer Stock that such Key Holder may propose to transfer in a Proposed Key Holder Transfer, at the same price and on the same terms and conditions as those offered to the Prospective Transferee.

(b)                                 Notice.  Each Key Holder proposing to make a Proposed Key Holder Transfer must deliver a Proposed Transfer Notice to the Company and each Investor not later than forty-five (45) days prior to the consummation of such Proposed Key Holder Transfer.  Such Proposed Transfer Notice shall contain the material terms and conditions (including price and form of consideration) of the Proposed Key Holder Transfer and the identity of the Prospective Transferee.  To exercise its Right of First Refusal under this Section 2, the Company must deliver a Company Notice to the selling Key Holder within fifteen (15) days after delivery of the Proposed Transfer Notice.  In the event of a conflict between this Agreement and any other agreement that may have been entered into by a Key Holder with the Company that contains a preexisting right of first refusal, the Company and the Key Holder acknowledge and agree that the terms of this Agreement shall control and the preexisting right of first refusal shall be deemed satisfied by compliance with Section 2.1(a) and this Section 2.1(b) (but solely with respect to the Proposed Key Holder Transfer at issue).

(c)                                  Grant of Secondary Refusal Right to Investors.  Subject to the terms of Section 3 below, each Key Holder hereby unconditionally and irrevocably grants to the Investors a Secondary Refusal Right to purchase all or any portion of the Transfer Stock not purchased by the Company pursuant to the Right of First Refusal, as provided in this Section 2.1(c).  If the Company does not intend to exercise its Right of Refusal with respect to all Transfer Stock subject to a Proposed Key Holder Transfer, the Company must deliver a Secondary Notice to the selling Key Holder and to each Investor to that effect no later than fifteen (15) days after the selling Key Holder delivers the Proposed Transfer Notice to the Company.  To exercise its Secondary Refusal Right, an Investor must deliver an Investor Notice to the selling Key Holder and the Company within ten (10) days after the Company’s deadline for its delivery of the Secondary Notice as provided in the preceding sentence.

(d)                                 Undersubscription of Transfer Stock.  If options to purchase have been exercised by the Company and the Investors with respect to some but not all of the Transfer Stock by the end of the 10-day period specified in the last sentence of Section 2.1(c)) (the “Investor Notice Period”), then the Company shall, immediately after the expiration of the Investor Notice Period, send written notice (the “Company Undersubscription Notice”) to those Investors who fully exercised their Secondary Refusal Right within the Investor Notice Period (the “Exercising Investors”).  Each Exercising Investor shall, subject to the provisions of this Section 2.1(d), have an additional option to purchase all or any part of the balance of any such remaining unsubscribed shares of Transfer Stock on the terms and conditions set forth in the Proposed Transfer Notice.  To exercise such option, an Exercising Investor must deliver an Undersubscription Notice to the selling Key Holder and the Company within ten (10) days after the expiration of the Investor Notice Period.  In the event there are two or more such Exercising Investors that choose to exercise the last-mentioned option for a total number of remaining shares in excess of the number available, the remaining shares available for purchase under this Section 2.1(d) shall be allocated to such Exercising Investors pro rata based on the number of shares of Transfer Stock such Exercising Investors have elected to purchase pursuant to the Secondary Refusal Right (without giving effect to any shares of Transfer Stock that any such Exercising Investor has elected to purchase pursuant to the Company Undersubscription Notice).  If the options to purchase the remaining shares are exercised in full by the Exercising Investors, the Company shall immediately notify all of the Exercising Investors and the selling Key Holder of that fact.

(e)                                  Consideration; Closing.  If the consideration proposed to be paid for the Transfer Stock is in property, services or other non-cash consideration, the fair market value of the consideration shall be as determined in good faith by the Company’s Board of Directors and as set forth in the Company Notice.  If the Company or any Investor cannot for any reason pay for the Transfer Stock in the same form of non-cash consideration, the Company or such Investor may pay the cash value equivalent thereof, as determined in good faith by the Board of Directors and as set forth in the Company Notice.  The closing of the purchase of Transfer Stock by the Company and the Investors shall take place, and all payments from the Company and the Investors shall have been delivered to the selling Key Holder, by the later of (i) the date specified in the Proposed Transfer Notice as the intended date of the Proposed Key Holder Transfer and (ii) forty-five (45) days after delivery of the Proposed Transfer Notice.

(f)                                   Secondary Refusal Right for Investors Regarding Other Rights Held by Company.  With respect to any agreement between the Company and a stockholder of the Company (other than a Key Holder to which this Agreement applies) that contains a right of first refusal in favor of the Company with respect to any transfer of the Company’s securities by such stockholder, the Company will: (i) use commercially reasonable to maintain such right; and (ii) exercise commercially reasonable efforts, to the extent it elects not to exercise such right, to assign the Company’s right to the Investors on a pro rata basis for potential exercise by the Investors on a basis consistent, to the extent applicable, with Sections 2.1(b) and 2.1(c).  The Company and the Investors shall enter into any further agreements reasonably necessary to effectuate the intent of this Section 2.1(f).

2.2                               Right of Co-Sale.

(a)                                 Exercise of Right.  If any Transfer Stock subject to a Proposed Key Holder Transfer is not purchased pursuant to Section 2.1 above and thereafter is to be sold to a Prospective Transferee, each respective Investor may elect to exercise its Right of Co-Sale and participate on a pro rata basis in the Proposed Key Holder Transfer as set forth in Section 2.2(b) below and otherwise on the same terms and conditions specified in the Proposed Transfer Notice (provided that if an Investor wishes to sell shares of Series A Preferred Stock or Series B Preferred Stock, the price set forth in the Proposed Transfer Notice shall be appropriately adjusted based on the applicable conversion ratio of the shares of Series A Preferred Stock or Series B Preferred Stock, as applicable, into shares of Common Stock).  Each Investor who desires to exercise its Right of Co-Sale must give the selling Key Holder written notice to that effect within fifteen (15) days after the deadline for delivery of the Secondary Notice described above, and upon giving such notice such Investor shall be deemed to have effectively exercised the Right of Co-Sale.

(b)                                 Shares Includable.  Each Investor who timely exercises such Investor’s Right of Co-Sale by delivering the written notice provided for above in Section 2.2(a) may include in the Proposed Key Holder Transfer all or any part of such Investor’s shares of Capital Stock equal to the product obtained by multiplying (i) the aggregate number of shares of Transfer Stock subject to the Proposed Key Holder Transfer (excluding shares purchased by the Company or the Investors pursuant to the Right of First Refusal or the Secondary Refusal Right) by (ii) a fraction, the numerator of which is the number of shares of Capital Stock owned by such Investor immediately before consummation of the Proposed Key Holder Transfer (including  any shares that such Investor has agreed to purchase pursuant to the Secondary Refusal Right) and the denominator of which is the total number of shares of Capital Stock owned, in the aggregate, by all Investors immediately prior to the consummation of the Proposed Key Holder Transfer (including any shares that all Investors have collectively agreed to purchase pursuant to the Secondary Refusal Right), plus the number of shares of Transfer Stock held by the selling Key Holder.  To the extent one or more of the Investors exercise such right of participation in accordance with the terms and conditions set forth herein, the number of shares of Transfer Stock that the selling Key Holder may sell in the Proposed Key Holder Transfer shall be correspondingly reduced.

(c)                                  Delivery of Certificates.  Each Investor shall effect its participation in the Proposed Key Holder Transfer by delivering to the transferring Key Holder, no later than fifteen (15) days after such Investor’s exercise of the Right of Co-Sale, one or more stock certificates, properly endorsed for transfer to the Prospective Transferee, representing:

(i)                                     the number of shares of Common Stock that such Investor elects to include in the Proposed Key Holder Transfer; or

(ii)                                  the number of shares of Series A Preferred Stock or Series B Preferred Stock that is at such time convertible into the number of shares of Common Stock that such Investor elects to include in the Proposed Key Holder Transfer; provided, however, that if the Prospective Transferee objects to the delivery of shares of convertible Series A Preferred Stock or Series B Preferred Stock in lieu of shares of Common Stock, such Investor shall first convert such shares of Series A Preferred Stock or Series B Preferred Stock into shares of Common Stock and deliver the shares of Common Stock as provided above.  The Company agrees to make any such conversion concurrent with and contingent upon the actual transfer of such shares to the Prospective Transferee.

(d)                                 Purchase Agreement.  The parties hereby agree that the terms and conditions of any sale pursuant to this Section 2.2 will be memorialized in, and governed by, a written purchase and sale agreement with customary terms and provisions for such a transaction and the parties further covenant and agree to enter into such an agreement as a condition precedent to any sale or other transfer pursuant to this Section 2.2.

(e)                                  Deliveries.  Each stock certificate an Investor delivers to the selling Key Holder pursuant to Section 2.2(c) above will be transferred to the Prospective Transferee against payment therefor in consummation of the sale of the Transfer Stock pursuant to the terms and conditions specified in the Proposed Transfer Notice and the purchase and sale agreement, and the selling Key Holder shall concurrently therewith remit or direct payment to each Investor the portion of the sale proceeds to which such Investor is entitled by reason of its participation in such sale.  If any Prospective Transferee or Transferees refuse(s) to purchase securities subject to the Right of Co-Sale from any Investor exercising its Right of Co-Sale hereunder, no Key Holder may sell any Transfer Stock to such Prospective Transferee or Transferees unless and until, simultaneously with such sale, such Key Holder purchases all securities subject to the Right of Co-Sale from such Investor on the same terms and conditions (including the proposed purchase price) as set forth in the Proposed Transfer Notice.

(f)                                   Additional Compliance.  If any Proposed Key Holder Transfer is not consummated within forty-five (45) days after receipt of the Proposed Transfer Notice by the Company, the Key Holders proposing the Proposed Key Holder Transfer may not sell any Transfer Stock unless they first comply in full with each provision of this Section 2.  The exercise or election not to exercise any right by any Investor hereunder shall not adversely affect its right to participate in any other sales of Transfer Stock subject to this Section 2.2.

2.3                               Effect of Failure to Comply.

(a)                                 Transfer Void; Equitable Relief.  Any Proposed Key Holder Transfer not made in compliance with the requirements of this Agreement shall be null and void ab initio, shall not be recorded on the books of the Company or its transfer agent and shall not be recognized by the Company.  Each party hereto acknowledges and agrees that any breach of this Agreement would result in substantial harm to the other parties hereto for which monetary damages alone could not adequately compensate.  Therefore, the parties hereto unconditionally and irrevocably agree that any non-breaching party hereto shall be entitled to seek protective orders, injunctive relief and other remedies available at law or in equity (including, without limitation, seeking specific performance or the rescission of purchases, sales and other transfers of Transfer Stock not made in strict compliance with this Agreement).

(b)                                 Violation of First Refusal Right.  If any Key Holder becomes obligated to sell any Transfer Stock to the Company or any Investor under this Agreement and fails to deliver such Transfer Stock in accordance with the terms of this Agreement, the

Company and/or such Investor may, at its option, in addition to all other remedies it may have, send to such Key Holder the purchase price for such Transfer Stock as is herein specified and transfer to the name of the Company or such Investor (or request that the Company effect such transfer in the name of an Investor) on the Company’s books the certificate or certificates representing the Transfer Stock to be sold.

(c)                                  Violation of Co-Sale Right.  If any Key Holder purports to sell any Transfer Stock in contravention of the Right of Co-Sale (a “Prohibited Transfer”), each Investor who desires to exercise its Right of Co-Sale under Section 2.2 may, in addition to such remedies as may be available by law, in equity or hereunder, require such Key Holder to purchase from such Investor the type and number of shares of Capital Stock that such Investor would have been entitled to sell to the Prospective Transferee under Section 2.2 had the Prohibited Transfer been effected pursuant to and in compliance with the terms of Section 2.2.  The sale will be made on the same terms and subject to the same conditions as would have applied had the Key Holder not made the Prohibited Transfer, except that the sale (including, without limitation, the delivery of the purchase price) must be made within ninety (90) days after the Investor learns of the Prohibited Transfer, as opposed to the timeframe set forth in Section 2.2.  Such Key Holder shall also reimburse each Investor for any and all reasonable and documented out-of-pocket fees and expenses, including reasonable legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor’s rights under Section 2.2.

3.                                      Exempt Transfers.

3.1                               Exempted Transfers.  Notwithstanding the foregoing or anything to the contrary herein, the provisions of Sections 2.1 and 2.2 shall not apply: (a) in the case of a Key Holder that is an entity, upon a transfer by such Key Holder to its stockholders, members, partners or other equity holders; (b) to a repurchase of Transfer Stock from a Key Holder by the Company at a price no greater than that originally paid by such Key Holder for such Transfer Stock and pursuant to an agreement containing vesting and/or repurchase provisions approved by a majority of the Board of Directors; (c) to a pledge of Transfer Stock that creates a mere security interest in the pledged Transfer Stock, provided that the pledgee thereof agrees in writing in advance to be bound by and comply with all applicable provisions of this Agreement to the same extent as if it were the Key Holder making such pledge; or (d) in the case of a Key Holder that is a natural person, upon a transfer of Transfer Stock by such Key Holder made for bona fide estate planning purposes, either during his or her lifetime or on death by will or intestacy to his or her spouse, child (natural or adopted), or any other direct lineal descendant of such Key Holder (or his or her spouse) (all of the foregoing collectively referred to as “family members”), or any other person approved by the Board of Directors of the Company, or any custodian or trustee of any trust, partnership or limited liability company for the benefit of, or the ownership interests of which are owned wholly by, such Key Holder or any such family members; provided that in the case of clause(s) (a), (c) or (d), the Key Holder shall deliver prior written notice to the Investors of such pledge, gift or transfer and such shares of Transfer Stock shall at all times remain subject to the terms and restrictions set forth in this Agreement and such transferee shall, as a condition to such issuance, deliver a counterpart signature page to this Agreement as confirmation that such transferee shall be bound by all the terms and conditions of this Agreement as a Key Holder (but only with respect to the securities so transferred to the transferee), including the obligations of a Key Holder with respect to Proposed Key Holder Transfers of such Transfer Stock pursuant to Section 2; and provided, further, in the case of any transfer pursuant to clause (a) or (d) above, that such transfer is made pursuant to a transaction in which there is no consideration actually paid for such transfer.

3.2                               Exempted Offerings.  Notwithstanding the foregoing or anything to the contrary herein, the provisions of Section 2 shall not apply to the sale of any Transfer Stock (a) to the public in an offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (a “Public Offering”) or (b) pursuant to a Deemed Liquidation Event (as defined in the Company’s Certificate of Incorporation).

4.                                      Legend.  Each certificate representing shares of Transfer Stock held by the Key Holders or issued to any permitted transferee in connection with a transfer permitted by Section 3(a) hereof shall be endorsed with the following legend:

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO, AND IN CERTAIN CASES PROHIBITED BY, THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND AMONG THE STOCKHOLDER, THE CORPORATION AND CERTAIN OTHER HOLDERS OF STOCK OF THE CORPORATION.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

Each Key Holder agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in this Section 4 above to enforce the provisions of this Agreement, and the Company agrees to promptly do so.  The legend shall be removed upon termination of this Agreement at the request of the holder.

5.                                      Lock-Up.

5.1                               Agreement to Lock-Up.  Each Key Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s initial public offering (the “IPO”) and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days, although such period may be extended upon agreement of any managing underwriter and the Company for up to seventeen (17) additional days), (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Capital Stock held immediately prior to the effectiveness of the registration statement for the IPO or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Capital Stock, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Capital Stock or other securities, in cash or otherwise.  The foregoing provisions of this Section 5 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Key Holders if all officers and directors are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all holders individually owning more than one percent (1%) of the outstanding Common Stock (after giving effect to the conversion into Common Stock of all outstanding Series A Preferred Stock and Series B Preferred Stock).  The underwriters in connection with the IPO are intended third-party beneficiaries of this Section 5 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.  Each Key Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in the IPO that are consistent with this Section 5 or that are necessary to give further effect thereto.

5.2                               Stop Transfer Instructions.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the shares of Capital Stock of each  Key Holder (and transferees and assignees thereof) until the end of such restricted period.

6.                                      Miscellaneous.

6.1                               Term.  This Agreement shall automatically terminate upon the earlier of (a) immediately prior to the consummation of a Qualified IPO (as defined in the Company’s Certificate of Incorporation), and (b) the consummation of a Deemed Liquidation Event (as defined in the Company’s Certificate of Incorporation).

6.2                               Stock Split.  All references to numbers of shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization affecting the Capital Stock occurring after the date of this Agreement.

6.3                               Ownership.  Each Key Holder represents and warrants that such Key Holder is the sole legal and beneficial owner of the shares of Transfer Stock subject to this Agreement and that no other person or entity has any interest in such shares (other than a community property interest as to which the holder thereof has acknowledged and agreed in writing to the restrictions and obligations hereunder).

6.4                               Notices.  All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or:  (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt.  All communications shall be sent to the respective parties at their address as set forth on their respective signature page to this Agreement, or to such email address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 6.4.  If notice is given to the Company, to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Section 6.4.  If notice is given to the Company, a copy (which shall not constitute notice) shall also be sent to Pillsbury Winthrop Shaw Pittman, LLP, Attn: Mike Hird, 12255 El Camino Real, Suite 300, San Diego, CA 92130, Tel: (858) 509-4024, Fax: (858) 509-4010.

6.5                               Entire Agreement.  When this Agreement is effective (i.e., when it shall have been executed by the parties necessary to amend and restate the Prior Agreement), this Agreement shall amend and restate, and thereby supersede, the Prior Agreement.  This Agreement (including the Exhibits and Schedules hereto) constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

6.6                               Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.7                               Amendment; Waiver and Termination.  This Agreement may be amended, modified or terminated (other than pursuant to Section 6.1 above) and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by: (a) the Company; (b) the Key Holders holding more than fifty percent (50%) of the shares of Transfer Stock then held by all of the Key Holders; and (c) the holders of at least sixty percent (60%) of the then outstanding shares of Series A Preferred Stock and Series B Preferred Stock held by the Investors (voting as a single class and on an as-converted basis).  Any amendment, modification, termination or waiver so effected shall be binding upon the Company, the Investors, the Key Holders and all of their respective successors and permitted assigns whether or not such party, assignee or other shareholder entered into or approved such amendment, modification, termination or waiver.  Notwithstanding the foregoing: (i) this Agreement may not be amended, modified or terminated and the observance of any term hereunder may not be waived with respect to any Investor or Key Holder without the written consent of such Investor or Key Holder unless such amendment, modification, termination or waiver applies to all Investors and Key Holders, respectively, in the same fashion; (ii) the consent of the Key Holders shall not be required for any amendment, modification, termination or waiver if such amendment, modification, termination or waiver does not apply to the Key Holders; and (iii) Schedule A hereto may be amended by the Company from time to time to add information regarding additional parties as contemplated hereby without the consent of the other parties hereto.  The Company shall give prompt written notice of any amendment, modification or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, modification, termination or waiver.  No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

6.8                               Assignment of Rights.

(a)                                 The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b)                                 Any successor or permitted assignee of any Key Holder, including any Prospective Transferee who purchases shares of Transfer Stock in accordance with the terms hereof, shall deliver to the Company and the Investors, as a condition to any transfer or assignment,  a counterpart signature page hereto pursuant to which such successor or permitted assignee shall confirm their agreement to be subject to and bound by all of the provisions set forth in this Agreement that were applicable to the predecessor or assignor of such successor or permitted assignee.

(c)                                  The rights of the Investors hereunder are not assignable without the Company’s written consent (which shall not be unreasonably withheld, delayed or conditioned), except (i) by an Investor to any Affiliate or (ii) to an assignee or transferee who acquires at least one million (1,000,000) shares of Capital Stock (as adjusted for any stock combination, stock split, stock dividend, recapitalization or other similar transaction), it being acknowledged and agreed that any such assignment, including an assignment contemplated by the preceding clauses (i) or (ii) shall be subject to and conditioned upon any such assignee’s delivery to the Company and the other Investors of a counterpart signature page hereto pursuant to which such assignee shall confirm their agreement to be subject to and  bound by all of the provisions set forth in this Agreement that were applicable to the  assignor of such assignee.

(d)                                 Except in connection with an assignment by the Company by operation of law to the acquirer of the Company, the rights and obligations of the Company hereunder may not be assigned under any circumstances.

6.9                               Severability.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

6.10                        Additional Investors.  Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Series B Preferred Stock after the date hereof, whether pursuant to the Purchase Agreement or otherwise, any such purchaser or acquirer of shares of Series B Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” as contemplated hereby.  No action or consent by the Investors or the Key Holders shall be required for such joinder to this Agreement by such additional Investor.

6.11                        Governing Law.  This Agreement and any controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of State of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

6.12                        Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.13                        Counterparts; Facsimile.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.14                        Specific Performance.  In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Company and the Key Holders hereunder and to such other injunction or other equitable relief as may be granted by a court of competent jurisdiction.

6.15                        Consent of Spouse.  If any Key Holder is married on the date of this Agreement, such Key Holder’s spouse shall execute and deliver to the Company a consent of spouse in the form of Exhibit A hereto (“Consent of Spouse”), effective on the date hereof.  Notwithstanding the execution and delivery thereof, such consent shall not be deemed to confer or convey to the spouse any rights in such Key Holder’s shares of Transfer Stock that do not otherwise exist by operation of law or the agreement of the parties.  If any Key Holder should marry or remarry subsequent to the date of this Agreement, such Key Holder shall within thirty (30) days thereafter obtain his/her new spouse’s acknowledgement of and consent to the existence and binding effect of all restrictions contained in this Agreement by causing such spouse to execute and deliver a Consent of Spouse acknowledging the restrictions and obligations contained in this Agreement and agreeing and consenting to the same.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

RECEPTOS, INC.

By:	/s/ Faheem Hasnain
Name:	Faheem Hasnain
Title:	Chief Executive Officer

Address:	10835 Road to the Cure, #205
San Diego, CA 92121

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

POLARIS VENTURE PARTNERS VI, L.P.

By:	POLARIS VENTURE MANAGEMENT CO. VI, L.L.C.
ITS GENERAL PARTNER

By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

Address:

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

POLARIS VENTURE PARTNERS FOUNDERS’ FUND VI, L.P.

By:	POLARIS VENTURE MANAGEMENT CO. VI, L.L.C.
ITS GENERAL PARTNER

By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

Address:

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

LILLY VENTURES FUND I, LLC

By:	/s/ S. Edward Torres
Name: S. Edward Torres
Title: Managing Director

Address For Notice:	115 W. Washington St
Suite 1680 - South
Indianapolis, IN 46204

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

ARCH VENTURE FUND VII, L.P.

By: ARCH Venture Partners VII, L.P.,
its General Partner

By: ARCH Venture Partners VII, LLC,
its General Partner

By:	/s/ Keith Crandell
Name: Keith Crandell
Title: Managing Director

Address For Notice:

8725 West Higgins Road
Suite 290
Chicago, IL 60631
Attn: Mark McDonnell
Telecopy No. (773) 380-6606

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

ARCH VENTURE FUND VI, L.P.

By: ARCH Venture Partners VI, L.P.,
its General Partner

By: ARCH Venture Partners VI, LLC,
its General Partner

By:	/s/ Keith Crandell
Name:	Keith Crandell
Title:	Managing Director

Address For Notice:

8725 West Higgins Road
Suite 290
Chicago, IL 60631
Attn: Mark McDonnell
Telecopy No. (773) 380-6606

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

VENROCK ASSOCIATES V, L.P.

By: Venrock Management V, LLC
Its: General Partner

By:	/s/ David L. Stepp
Authorized Signatory

Address For Notice:

3340 Hillview Avenue
Palo Alto, CA 94304

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

VENROCK ENTREPRENEURS FUND V, L.P.

By: VEF Management V, LLC
Its: General Partner

By:	/s/ David L. Stepp
Authorized Signatory

Address For Notice:

3340 Hillview Avenue
Palo Alto, CA 94304

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

VENROCK PARTNERS V, L.P.

By: Venrock Partners Management V, LLC
Its: General Partner

By:	/s/ David L. Stepp
Authorized Signatory

Address For Notice:

3340 Hillview Avenue
Palo Alto, CA 94304

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

ORBIMED ASSOCIATES III, L.P.

By: OrbiMed Advisors LLC
Its: General Partner

By:	/s/ Michael Sheffey
Name: Michael Sheffey
Title: Member

Address For Notice:

601 Lexington Ave 54th Floor
NY NY 10022

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

ORBIMED PRIVATE INVESTMENTS III, LP

By: OrbiMed Capital GP III, LLC
Its: General Partner

By: OrbiMed Advisors LLC
Its: Managing Member

By:	/s/ Michael Sheffey
Name: Michael Sheffey
Title: Member

Address For Notice:

601 Lexington Ave 54th Floor
NY NY 10022

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

William H. Rastetter and Marisa G. Rastetter

By:	/s/ William H. Rastetter
Name: William H. Rastetter

By:	/s/ Marisa G. Rastetter
Name: Marisa G. Rastetter

Address For Notice:

PO Box 1401
Rancho Santa Fe, CA 92067

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

/s/ Robert Peach
Robert Peach

Address For Notice:

12848 Via Caballo Rojo
San Diego, CA 92129

EXHIBIT A

CONSENT OF SPOUSE

I Andrea Peach, spouse of Robert Peach, acknowledge that I have read the Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of February 3, 2012, to which this Consent is attached as Exhibit A (the “Agreement”), and that I know the contents of the Agreement.  I am aware that the Agreement contains provisions regarding certain rights to certain other holders of Capital Stock of the Company upon a Proposed Key Holder Transfer of shares of Transfer Stock of the Company which my spouse may own including any interest I might have therein.

I hereby agree that my interest, if any, in any shares of capital stock of the Company subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in such shares of Transfer Stock of the Company shall be similarly bound by the Agreement.

I am aware that the legal, financial and related matters contained in the Agreement are complex and that I am free to seek independent professional guidance or counsel with respect to this Consent.  I have either sought such guidance or counsel or determined after reviewing the Agreement carefully that I will waive such right.

Dated as of the 3 day of February, 2012

/s/ Andrea Peach
Signature

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

/s/ William Rastetter
William Rastetter

Address For Notice:

PO box 1401
Rancho Santa Fe, CA 92067

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

/s/ Raymond Stevens
Raymond Stevens

Address For Notice:

7096 Caminito Valverde
La Jolla, CA 92037

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

/s/ Marcus Boehm
Marcus Boehm

Address For Notice:

2811 Maple Street
San Diego, CA 92104

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

/s/ James Schmidt
James Schmidt

Address For Notice:

c/o Receptos, Inc.
10835 Road to the Cure
#205
San Diego, CA 92121

EXHIBIT A

CONSENT OF SPOUSE

I Sally Schmidt, spouse of James Schmidt, acknowledge that I have read the Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of February 3, 2012, to which this Consent is attached as Exhibit A (the “Agreement”), and that I know the contents of the Agreement.  I am aware that the Agreement contains provisions regarding certain rights to certain other holders of Capital Stock of the Company upon a Proposed Key Holder Transfer of shares of Transfer Stock of the Company which my spouse may own including any interest I might have therein.

I hereby agree that my interest, if any, in any shares of capital stock of the Company subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in such shares of Transfer Stock of the Company shall be similarly bound by the Agreement.

I am aware that the legal, financial and related matters contained in the Agreement are complex and that I am free to seek independent professional guidance or counsel with respect to this Consent.  I have either sought such guidance or counsel or determined after reviewing the Agreement carefully that I will waive such right.

Dated as of the 3rd day of February, 2012

/s/ Sally Schmidt
Signature

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

/s/ Faheem Hasnain
Faheem Hasnain

Address For Notice:

760 4th Street
Encinitas, CA 92024

EXHIBIT A

CONSENT OF SPOUSE

I Marie Hasnain, spouse of Faheem Hasnain, acknowledge that I have read the Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of February 3, 2012, to which this Consent is attached as Exhibit A (the “Agreement”), and that I know the contents of the Agreement.  I am aware that the Agreement contains provisions regarding certain rights to certain other holders of Capital Stock of the Company upon a Proposed Key Holder Transfer of shares of Transfer Stock of the Company which my spouse may own including any interest I might have therein.

I hereby agree that my interest, if any, in any shares of capital stock of the Company subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in such shares of Transfer Stock of the Company shall be similarly bound by the Agreement.

I am aware that the legal, financial and related matters contained in the Agreement are complex and that I am free to seek independent professional guidance or counsel with respect to this Consent.  I have either sought such guidance or counsel or determined after reviewing the Agreement carefully that I will waive such right.

Dated as of the 3rd day of February, 2012

/s/ Marie Hasnain
Signature

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

/s/ Chrysa Mineo
Chrysa Mineo

Address For Notice:

3749 Elliott St.
San Diego, CA 92106

EXHIBIT A

CONSENT OF SPOUSE

I Mark Stephenson, spouse of Chrysa Mineo, acknowledge that I have read the Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of February 3, 2012, to which this Consent is attached as Exhibit A (the “Agreement”), and that I know the contents of the Agreement.  I am aware that the Agreement contains provisions regarding certain rights to certain other holders of Capital Stock of the Company upon a Proposed Key Holder Transfer of shares of Transfer Stock of the Company which my spouse may own including any interest I might have therein.

I hereby agree that my interest, if any, in any shares of capital stock of the Company subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in such shares of Transfer Stock of the Company shall be similarly bound by the Agreement.

I am aware that the legal, financial and related matters contained in the Agreement are complex and that I am free to seek independent professional guidance or counsel with respect to this Consent.  I have either sought such guidance or counsel or determined after reviewing the Agreement carefully that I will waive such right.

Dated as of the 3rd day of February, 2012

/s/ Mark Stephenson
Signature

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

/s/ Sheila Gujrathi
Sheila Gujrathi

Address For Notice:

c/o Receptos, Inc.
10835 Road to the Cure
#205
San Diego, CA 92121

EXHIBIT A

CONSENT OF SPOUSE

I Jordan Cohn, spouse of Sheila Gujrathi, acknowledge that I have read the Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of February 3, 2012, to which this Consent is attached as Exhibit A (the “Agreement”), and that I know the contents of the Agreement.  I am aware that the Agreement contains provisions regarding certain rights to certain other holders of Capital Stock of the Company upon a Proposed Key Holder Transfer of shares of Transfer Stock of the Company which my spouse may own including any interest I might have therein.

I hereby agree that my interest, if any, in any shares of capital stock of the Company subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in such shares of Transfer Stock of the Company shall be similarly bound by the Agreement.

I am aware that the legal, financial and related matters contained in the Agreement are complex and that I am free to seek independent professional guidance or counsel with respect to this Consent.  I have either sought such guidance or counsel or determined after reviewing the Agreement carefully that I will waive such right.

Dated as of the 3 day of February, 2012

/s/ Jordan Cohn
Signature

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 2, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

/s/ Hugh Rosen
Hugh Rosen

Rosen Family Trust Dated June 26, 2003

By:	/s/ Hugh Rosen
Hugh Rosen, Trustee

By:	/s/ Debra J. Rosen
Debra J. Rosen, Trustee

Address For Notice:

8579 Prestwick Drive
La Jolla, CA 92037

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

/s/ Edward Roberts
Edward Roberts

Address For Notice:

1 Rolling View Lane
Fallbrook, CA 92028

EXHIBIT A

CONSENT OF SPOUSE

I Jacqueline Roberts, spouse of Edward Roberts, acknowledge that I have read the Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of February 3, 2012, to which this Consent is attached as Exhibit A (the “Agreement”), and that I know the contents of the Agreement.  I am aware that the Agreement contains provisions regarding certain rights to certain other holders of Capital Stock of the Company upon a Proposed Key Holder Transfer of shares of Transfer Stock of the Company which my spouse may own including any interest I might have therein.

I hereby agree that my interest, if any, in any shares of capital stock of the Company subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in such shares of Transfer Stock of the Company shall be similarly bound by the Agreement.

I am aware that the legal, financial and related matters contained in the Agreement are complex and that I am free to seek independent professional guidance or counsel with respect to this Consent.  I have either sought such guidance or counsel or determined after reviewing the Agreement carefully that I will waive such right.

Dated as of the 3 day of February, 2012

/s/ Jacqueline Roberts
Signature

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

Chrysa Mineo and Mark Stephenson

By:	/s/ Chrysa Mineo
Name:	Chrysa Mineo

By:	/s/ Mark Stephenson
Name:	Mark Stephenson

Address For Notice:

3749 Elliott St.
San Diego, CA 92106

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY     , 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

FLAGSHIP VENTURES FUND 2007, L.P.

By its General Partner
Flagship Ventures 2007 General Partner LLC

By:	/s/ Noubar Afeyan
Manager

Address For Notice:

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

WASHINGTON RESEARCH FOUNDATION

By:	/s/ Jeff Eby
Name:	Jeff Eby
Title:	CFO

Address:	2815 Eastlake Ave E #300
Seattle, WA 98102

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

WS INVESTMENT COMPANY, LLC (2012A)

By:	/s/ James A. Terraman
Name:
Title:

Address:

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

ALTITUDE LIFE SCIENCE VENTURES, L.P.

By:	/s/ David Maki
Name:	David Maki
Title:	General Partner

Address:	701 Fifth Avenue
Suite 5400
Seattle, WA 98104

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

BMV DIRECT LLC

By:	/s/ Greg N. Lubushkin
Name:	Greg N. Lubushkin
Title:	CFO

Address:	17190 Bernardo Center Drive
San Diego, CA 92128
Attn: Bruce Steel — Corporate Legal

SIGNATURE PAGE TO

RECEPTOS, INC.

THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF FEBRUARY 3, 2012

The undersigned hereby executes and delivers the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such Agreement.

OSAGE UNIVERSITY PARTNERS I, L.P.

BY:	OSAGE UNIVERSITY GP, LP,
ITS GENERAL PARTNER

	BY:	OSAGE PARTNERS, LLC,
ITS GENERAL PARTNER

	By:	/s/ William Harrington
NAME: William Harrington
ITS Authorized Signer

Address:	c/o Osage Partners
50 Monument Rd, Ste 201
Bala Cynwyd, PA 19004

SCHEDULE A

Investors

Polaris Venture Partners VI, L.P.

Polaris Venture Partners Founders’ Fund VI, L.P.

ARCH Venture Fund VII, L.P.

ARCH Venture Fund VI, L.P.

Advanced Technology Ventures VIII, L.P.

Venrock Associates V, L.P.

Venrock Entrepreneurs Fund V, L.P.

Venrock Partners V, L.P.

OrbiMed Associates III, L.P.

OrbiMed Private Investments III, LP

Marcus F. Boehm

William H. Rastetter and Marisa G. Rastetter

Flagship Ventures

Lilly Ventures Fund I, LLC

Raymond Stevens

Chrysa Mineo and Mark Stephenson

WS Investment Company, LLC (2009A)

WS Investment Company, LLC (2009C)

Faheem Hasnain

Robert Peach

Sheila Gujrathi

Chrysa Mineo

BMV Direct LLC

Washington Research Foundation

WS Investment Company, LLC (2012A)

Osage University Partners I, L.P.

Altitude Life Science Ventures, L.P.

SCHEDULE B

Key Holders

Raymond Stevens

Hugh Rosen

Keith Lenden

Edward Roberts

Marcus Boehm

Robert Peach

William Rastetter

James Schmidt

Chrysa Mineo

Sheila Gujrathi

Faheem Hasnain

EXHIBIT A

CONSENT OF SPOUSE

I                                   , spouse of                                   , acknowledge that I have read the Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of                     , 2012, to which this Consent is attached as Exhibit A (the “Agreement”), and that I know the contents of the Agreement.  I am aware that the Agreement contains provisions regarding certain rights to certain other holders of Capital Stock of the Company upon a Proposed Key Holder Transfer of shares of Transfer Stock of the Company which my spouse may own including any interest I might have therein.

I hereby agree that my interest, if any, in any shares of capital stock of the Company subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in such shares of Transfer Stock of the Company shall be similarly bound by the Agreement.

I am aware that the legal, financial and related matters contained in the Agreement are complex and that I am free to seek independent professional guidance or counsel with respect to this Consent.  I have either sought such guidance or counsel or determined after reviewing the Agreement carefully that I will waive such right.

Dated as of the        day of                           ,

Signature